FINANCIAL INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2018
Other Income and Expenses [Abstract]
Schedule of Financial Income

	Year ended December 31,
	2016	2017	2018

Bank charges	$(144)	$(158)	$(177)
Exchange rate income (losses), net	(969)	1,735	(1,050)
Interest income	1,358	2,526	5,778

Financial income, net	$245	$4,103	$4,551